UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2020
TRICIDA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38558	46-3372526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7000 Shoreline Court
Suite 201
South San Francisco, CA 94080
(Address of principal executive offices) (Zip Code)
(415) 429-7800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.001 per share	TCDA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Tricida, Inc., (the "Company") announced that Marc Cobo has been appointed Senior Vice President, Finance and Chief Accounting Officer effective as of June 29, 2020.
Mr. Cobo, age 40, has more than 18 years of experience in corporate accounting, including mergers and acquisitions, compliance, public offering, and financial analysis activities. Prior to joining the Company, Mr. Cobo served as Vice President of Finance at Sangamo Therapeutics, Inc. ("Sangamo"), a biotechnology company, with responsibility for accounting, procurement, IT and facilities from January 2018 to May 2019, and held various roles of increasing responsibilities within Sangamo since March 2014 (serving as Controller from October 2015 to December 2017 and Assistant Controller from March 2014 to September 2015). Prior to joining Sangamo, Mr. Cobo was a Senior Manager, Accounting, at Responsys, Inc., a software company, from June 2012 until March 2014 when the company was acquired by Oracle Corporation ("Oracle"). Prior to that position, Mr. Cobo held various roles of increasing responsibilities at Oracle, in the mergers and acquisition, technical accounting and SEC reporting teams, from November 2006 to June 2012. He started his career in audit at Ernst and Young LLP from 2002 to 2006 in the firm's biotechnology and technology practices. Mr. Cobo holds a B.S. in accounting from Santa Clara University, and is a licensed Certified Public Accountant.
Mr. Cobo will receive a base salary of $350,000 per year and is eligible for an annual discretionary bonus of up to 35 percent of his base salary. He will also receive a stock option grant for 80,000 shares of Company common stock at an exercise price equal to the fair market value on the date of grant, pursuant to the terms and conditions of the Company's 2018 Equity Incentive Plan. Twenty-five percent of the stock option grant will vest upon the completion of one year of employment and remainder of the grant will vest in successive equal monthly amounts upon completion of each of the next thirty-six months.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2020	TRICIDA, INC.

	By:	/s/ Geoffrey M. Parker
	Name:	Geoffrey M. Parker
	Title:	Chief Financial Officer and Executive Vice President